[MassMutual Financial Group Letterhead Appears Here]

September 7, 2006

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:	Connecticut Mutual Variable Life Separate Account I

File No. 811-08514 CIK 0000922586

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Connecticut Mutual Variable Life Separate Account I, a unit investment trust registered under the Act, mailed to its contract owners the semiannual report for the following underlying management investment companies: Variable Insurance Products Fund, Oppenheimer Variable Account Funds and Oppenheimer Panorama Series Fund, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following June 30, 2006 semiannual reports, filed on Form N-CSR, were filed with the Commission via EDGAR on the dates indicated below and are hereby incorporated by reference:

Investment Company	CIK	Date Filed
Variable Insurance Products Fund	0000356494	8/28/2006
Oppenheimer Variable Account Funds	0000752737	8/25/2006
Oppenheimer Panorama Series Fund, Inc.	0000355411	8/24/2006

Please be advised that the binder covers, cover letter and table of contents for Connecticut Mutual Variable Life Separate Account I are incorporated to this Rule 30b-2-1 filing by reference to MML Bay State Variable Life Separate Account I (CIK 000705189) filed on September 7, 2006.

Very truly yours,

/s/ CRAIG WADDINGTON
Craig Waddington
Vice President and Actuary